POWERDSINE LTD.

                            6,000,000 ORDINARY SHARES
                         (PAR VALUE NIS 0.01 PER SHARE)

                             UNDERWRITING AGREEMENT



                                                              New York, New York
                                                                  June ___, 2004

Citigroup Global Markets Inc.
Deutsche Bank Securities, Inc.
CIBC World Markets Corp.
Piper Jaffray & Co.
As Representatives of the several Underwriters, c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013


Ladies and Gentlemen:

              PowerDsine Ltd., a corporation organized under the laws of the State of Israel (the "Company"), proposes to sell to the several underwriters named in Schedule I hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, 5,100,000 ordinary shares (the "Company Shares"), par value NIS 0.01 per share ("Ordinary Shares") of the Company, and the persons named in Schedule II hereto (the "Selling
Shareholders") propose to sell to the several Underwriters 900,000 Ordinary Shares (the "Selling Shareholder Shares" and, together with the Company Shares, the "Underwritten Shares"). The Selling Shareholders named in Schedule II hereto also propose to grant to the Underwriters an option to purchase up to 900,000 additional Ordinary Shares to cover over-allotments (the "Option Shares," together with the Underwritten Shares, the "Shares"). To the extent there are no additional Underwriters listed on Schedule I other than you, the term Representatives as used herein shall mean you, as Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires. For purposes of this Agreement, the term "Subsidiary" shall mean PowerDsine, Inc., a corporation organized under the laws of the State of New York, which is the only subsidiary of the Company. In addition, to the extent that there is not more than one Selling Shareholder named in Schedule II, the term Selling Shareholder shall mean either the singular or plural. The use of the neuter in this Agreement shall include the feminine and masculine wherever appropriate. Certain terms used herein are defined in Section 20 hereof.

              As part of the offering contemplated by this Agreement, Citigroup Global Markets Inc. has agreed to reserve out of the Company Shares set forth opposite its name on the Schedule II to this Agreement, up to 600,000 Ordinary Shares, for sale to the

Company's employees, officers and directors, and certain of their friends and family (collectively, "Participants"), as set forth in the Prospectus under the heading "Underwriting" (the "Directed Share Program"). The Company Shares to be sold by Citigroup Global Markets Inc. pursuant to the Directed Share Program (the "Directed Shares") will be sold by Citigroup Global Markets Inc. pursuant to this Agreement at the public offering price. Any Directed Shares not orally confirmed for purchase by any Participants by 8:00 A.M. New York City time on the business day following the date on which this Agreement is executed will be offered to the public by Citigroup Global Markets Inc. as set forth in the Prospectus.

              1.     REPRESENTATIONS AND WARRANTIES.

              (i) The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1.

              (a) The Company has prepared and filed with the Commission a registration statement (file number 333-115777) on Form F-1, including a related preliminary prospectus, for registration under the Act of the offering and sale of the Shares. The Company may have filed one or more amendments thereto, including a related preliminary prospectus, each of which has previously been furnished to you. The Company will next file with the Commission one of the following: either (1) prior to the Effective Date of such registration statement, a further amendment to such registration statement (including the form of final prospectus) or
       (2) after the Effective Date of such registration statement, a final prospectus in accordance with Rules 430A and 424(b). In the case of clause (2), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the Prospectus. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. It is understood that for purposes of distribution to Canadian Persons (as defined in Section 20 hereof), the Prospectus shall have a Canadian "wrap-around" (the "Canadian Offering Memorandum"). Insofar as they relate to offers or sales of Shares in Canada, all references herein to the Preliminary Prospectus and the Prospectus shall include the Canadian Offering Memorandum.

              (b) On the Effective Date, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined herein) and on any date on which Option Shares are purchased, if such date is not the Closing Date (a "settlement date"), the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the rules thereunder; on the Effective Date and at the Execution Time, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any settlement date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement, or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto).

              (c) Each of the Company and the Subsidiary has been duly incorporated and is validly existing as a corporation under the laws of the jurisdiction in which it is chartered or organized with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation in, and is in good standing under the laws of, each jurisdiction which requires such qualification, except where the failure to be so qualified or in good standing would not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiary, taken as a whole, whether or not arising from transactions in the ordinary course of business (a "Material Adverse Effect"). No proceeding has been instituted by the Registrar of Companies in Israel for the dissolution of the Company. The Subsidiary is in good standing under the laws of the State of New York.

              (d) All the outstanding shares of capital stock of the Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of the Subsidiary are directly owned by the Company free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances.

              (e) The Company's authorized equity capitalization is, as of the date specified therein, as set forth in the Prospectus; the capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectus; the outstanding Ordinary Shares, including the Selling Shareholder Shares and the Option Shares, have been duly and validly authorized and issued and are fully paid and nonassessable (except, however, with respect to any Selling Shareholder Shares and Option Shares that are to be issued pursuant to the exercise of warrants or conversion of preferred shares of the Company (the

       "Future Shares"), in which case such Future Shares shall be fully paid and nonassessable, upon issuance, subject, in the case of warrants, to payment by the Selling Shareholders of the exercise price therefor).

              (f) The Company Shares have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and nonassessable; the Ordinary Shares, including the Shares being sold hereunder by the Company and by the Selling Shareholders, have been approved for listing on the Nasdaq National Market, subject to notice of issuance and evidence of satisfactory distribution; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Shares; except as disclosed in the Registration Statement and the Prospectus, there are no restrictions upon the voting or transfer of any Ordinary Shares pursuant to the Company's memorandum or articles of association or any agreements or other instruments to which the Company is a party or by which it is bound, other than pursuant to the Amended and Restated Rights Agreement, by and among the Company and the parties named therein, and any restrictions thereunder shall terminate immediately following the Closing Date; and, except as otherwise set forth in the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any Shares for, shares of capital stock of or ownership interests in the Company are outstanding.

              (g) There is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; and the statements in the Prospectus under the headings "Risk Factors-Our proprietary technology is difficult to protect and unauthorized use of our proprietary technology by third parties may impair our ability to compete effectively," "Risk Factors--We could become subject to litigation regarding intellectual property rights or we may need to take steps to avoid infringing the intellectual property rights of others, increasing our costs or decreasing our sales," "Risk Factors--Under current U.S. and Israeli law, we may not be able to enforce covenants not to compete and therefore may be unable to prevent our competitors from benefiting from the expertise of some of our former employees," "Risk Factors--Future sales of our ordinary shares could reduce our stock price," "Risk Factors--The tax benefits available to us require us to meet several conditions and may be terminated or reduced in the future, which would increase our costs and taxes," "Risk Factors--Provisions of our articles of association and Israeli law may delay, prevent or make difficult an acquisition of PowerDsine, which could prevent a change of control and therefore depress the price of our shares," "Business--Intellectual Property and Proprietary Rights," "Business--Manufacturing," "Business--Legal Proceedings," "Management," "Related Party Transactions," "Background Information," "Description of Share Capital," "Shares Eligible for Future Sale" and "Enforceability of Civil Liabilities," insofar as such statements summarize legal matters, provisions of the Company's memorandum or articles of association, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, provisions of the Company's memorandum or articles of association, agreements, documents or proceedings.

              (h) This Agreement has been duly authorized, executed and delivered by the Company; all corporate action required by the laws of the State of Israel and the memorandum or articles of association of the Company to be taken by the Company for the due and proper authorization, issuance, offering, sale and delivery of the Company Shares has been validly and sufficiently taken; the filing of the Registration Statement and the Prospectus with the Commission has been duly authorized by and on behalf of the Company and the Registration Statement has been duly executed on behalf of the Company pursuant to such authorization in accordance with the laws of the State of Israel.

              (i) The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended.

              (j) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained under the Act, the federal and provincial securities laws of Canada or the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Shares by the Underwriters in the manner contemplated herein and in the Prospectus, such as relate to the review of the transaction by the National Association of Securities Dealers, Inc. (the "NASD"), and such other approvals as have been obtained. The Company is not required to publish a prospectus in Israel under the laws of the State of Israel.

              (k) Neither the issue and sale of the Shares nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Subsidiary pursuant to, (i) the memorandum or articles of association of the Company or the charter or by-laws of the Subsidiary, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or the Subsidiary is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or the Subsidiary of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or the Subsidiary or any of its properties, except, in the cases of clauses (ii) and (iii) above, as would not reasonably be expected to have a Material Adverse Effect.

              (l) No holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

              (m) The consolidated historical financial statements, including the notes thereto, and schedules of the Company and the Subsidiary included in the Prospectus and the Registration Statement present fairly in all material respects the financial condition, results of operations and cash flows of the Company and the Subsidiary as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The selected consolidated financial data set forth under the captions "Summary Consolidated Financial Data" and "Selected Consolidated
       Financial Data" in the Prospectus and Registration Statement fairly present, in all material respects, on the basis stated in the Prospectus and the Registration Statement, the information included therein. The pro forma financial information included in the Prospectus and the
       Registration Statement include assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in such pro forma financial information included in the Prospectus and the Registration Statement.

              (n) Except as disclosed in the Registration Statement and the Prospectus (exclusive of any supplement thereto), no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or the Subsidiary or its property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to have a Material Adverse Effect.

              (o) Each of the Company and the Subsidiary owns or leases all such properties as are necessary to the conduct of its operations as presently conducted.

              (p) Neither the Company nor the Subsidiary is in violation or default of (i) any provision of its memorandum or articles of association or its charter or by-laws, as the case may be, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or the Subsidiary or any of its properties, as applicable, except in the cases in clauses (ii) and (iii) above, as would not reasonably be expected to have a Material Adverse Effect.

              (q) Kesselman & Kesselman, who have certified certain financial statements of the Company and the Subsidiary and delivered their report with respect to the audited consolidated financial statements included in the Prospectus, are independent public accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder.

              (r) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto)) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not reasonably be expected to have a Material Adverse Effect.

              (s) No labor problem or dispute with the employees of the Company or the Subsidiary exists, or, to the Company's best knowledge, is threatened or imminent, that could have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto). Without limiting the generality of the foregoing, the Company is in compliance, in all material respects, with the labor and employment laws and collective bargaining agreements applicable to its employees in Israel.

              (t) The Company and the Subsidiary are insured by insurers of recognized financial responsibility, in their respective jurisdictions, against such losses and risks and in such amounts as are prudent and customary in the businesses within the jurisdictions in which they are engaged; all policies of insurance insuring the Company or the Subsidiary or their respective businesses, assets, employees, officers and directors are in full force and effect, except as would not be reasonably likely to have to Material Adverse Effect; the Company and the Subsidiary are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or the Subsidiary under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause, except as would not reasonably likely to have a Material Adverse Effect; neither the Company nor the Subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor the Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

              (u) The Subsidiary is not currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on the Subsidiary's capital stock, from repaying to the Company any loans or advances to the Subsidiary from the Company or from transferring any of the

       Subsidiary's property or assets to the Company, except as described in or contemplated by the Prospectus (exclusive of any supplement thereto).

              (v) The Company and the Subsidiary possess all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor the Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

              (w) The Company and the Subsidiary maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

              (x) The Company has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

              (y)    The Company and the Subsidiary  are (i) in compliance  with any and all  applicable  foreign,  federal,  state  and  local  laws  and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) have not received notice of any actual or potential liability under any environmental law, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

              (z) The minimum funding standard under Section 302 of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder ("ERISA"), has been satisfied by each "pension plan" (as defined in Section 3(2) of ERISA) which has been established or maintained by the Company and/or the Subsidiary, and the trust forming part of each such plan which is intended to be qualified under Section 401 of the Code is so qualified; each of the Company and the Subsidiary has fulfilled its obligations, if any, under Section 515 of ERISA; neither the Company nor the Subsidiary maintains or is required to contribute to a "welfare plan" (as defined in Section 3(1) of ERISA) which provides retiree or other post-employment welfare benefits or insurance coverage (other than "continuation coverage" (as defined in Section 602 of ERISA)); each pension plan and welfare plan established or maintained by the Company and/or the Subsidiary is in compliance in all material respects with the currently applicable provisions of ERISA; and neither the Company nor the Subsidiary has incurred or could reasonably be expected to incur any withdrawal liability under Section 4201 of ERISA, any liability under
       Section 4062, 4063, or 4064 of ERISA, or any other liability under Title IV of ERISA.

              (aa) There is and has been no failure on the part of the Company and any of the Company's directors or officers, in their capacities as such, to comply with any provision of the Sarbanes Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the "Sarbanes Oxley Act"), to the extent applicable, including Section 402 related to loans.

              (bb) The operations of the Company and the Subsidiary are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions to which the Company or the Subsidiary are subject, the rules and regulations thereunder and any applicable related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency to which the Company or the Subsidiary are subject (collectively, the "Money Laundering Laws") and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or the Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

              (cc) Neither the Company nor the Subsidiary nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or the Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC"); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

              (dd) The Subsidiary is the only subsidiary of the Company as defined by Rule 1-02 of Regulation S-X.

              (ee) The Company and the Subsidiary own, possess, license or have other rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations,  trade  names,  copyrights,
       licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the "Intellectual Property") necessary for the conduct of the Company's business as described in the Prospectus, except as such failure to own, possess, license or have other rights to use would not have a Material Adverse Effect. Except as set forth in the Prospectus under the captions "Risk Factors--We could become subject to litigation regarding intellectual property rights or we may need to take steps to avoid infringing the intellectual property rights of others, increasing our costs or decreasing our sales" and "Business--Legal Proceedings" and except as would not have a Material Adverse Effect, (a) to the Company's knowledge, there are no rights of third parties to any such Intellectual Property; (b) to the Company's knowledge, there is no infringement by third parties of any such Intellectual Property; (c) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the Company's rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (d) to the Company's knowledge, there is no pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (e) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim; (f) to the Company's knowledge, there is no U.S. patent or published U.S. patent application which contains claims that dominate or may dominate any Intellectual Property described in the Prospectus as being owned by or licensed to the Company or that interferes with the issued or pending claims of any such Intellectual Property; and (g) there is no prior art of which the Company is aware that may render any U.S. patent held by the Company invalid or any U.S. patent application held by the Company unpatentable which has not been disclosed to the U.S. Patent and Trademark Office.

              (ff) Except as disclosed in the Registration Statement and the Prospectus, the Company (i) does not have any material lending or other relationship with any bank or lending affiliate of Citigroup Global Markets Holdings Inc. and (ii) does not intend to use any of the proceeds from the sale of the Shares hereunder to repay any outstanding debt owed to any affiliate of Citigroup Global Markets Holdings Inc.

              (gg) Neither the Company nor the Subsidiary nor any of its properties or assets has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) under the laws of the State of Israel.

              (hh) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the

       Underwriters in connection with the sale and delivery by the Underwriters of the Shares as contemplated herein.

              (ii) The Company is not a Passive Foreign Investment Company ("PFIC") within the meaning of Section 1296 of the Code and does not expect to become a PFIC in the future; the Company is not a "foreign personal holding company" within the meaning of the Code.

              (jj) The Company is in compliance in all material respects with all conditions and requirements stipulated by the instruments of approval granted to it with respect to the "Approved Enterprise" status of any of the Company's facilities as well as with respect to the other tax benefits received by the Company as set forth under the caption "Israeli Taxation" in the Prospectus and by Israeli laws and regulations relating to such "Approved Enterprise" status and the aforementioned other tax benefits received by the Company. The Company has not received any notice of any proceeding or investigation relating to revocation or modification of any "Approved Enterprise" status granted with respect to any of the Company's facilities.

              (kk) Furthermore, the Company represents and warrants to Citigroup Global Markets Inc. that (i) the Registration Statement, the Prospectus and any preliminary prospectus comply, and any further amendments or supplements thereto will comply, with any applicable laws or regulations of foreign jurisdictions in which the Prospectus or any preliminary prospectus, as amended or supplemented, if applicable, are distributed in connection with the Directed Share Program, and that (ii) no authorization, approval, consent, license, order, registration or qualification of or with any government, governmental instrumentality or court, other than such as have been obtained, is necessary under the securities laws and regulations of foreign jurisdictions in which the Directed Shares are offered outside the United States. The Company has not offered, or caused the Underwriters to offer, Shares to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (x) a customer or supplier of the Company to alter the customer's or supplier's level or type of business with the Company, or (y) a trade journalist or publication to write or publish favorable information about the Company or its products.

              Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Shares shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

              (ii) Each Selling Shareholder represents and warrants, severally and not jointly to, and agrees with, each Underwriter that:

              (a) Such Selling Shareholder is the record and beneficial owner of the Shares to be sold by it hereunder free and clear of all liens, encumbrances, equities and claims and has duly executed share transfer deeds with respect to such Shares, and, assuming that each Underwriter acquires its interest in the Shares it has purchased from such Selling Shareholder without notice of any adverse claim (within the meaning of Section 8-105 of the New York Uniform Commercial Code ("UCC")), each Underwriter that has purchased such Shares delivered on the Closing Date to The Depository Trust Company or other securities intermediary by making payment therefor as provided herein, and that has had such Shares credited to the securities account or accounts of such Underwriters maintained with The Depository Trust Company or such other securities intermediary will have acquired a security entitlement (within the meaning of Section 8-102(a)(17) of the UCC) to such Shares purchased by such Underwriter, and no action based on an adverse claim (within the meaning of Section 8-105 of the UCC) may be asserted against such Underwriter with respect to such Shares.

              (b) Such Selling Shareholder has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

              (c) Share certificates accompanied by duly executed share transfer deeds with respect to the Selling Shareholder Shares (or, in the case of Future Shares, such warrant certificates or preferred share certificates pursuant to which such Future Shares will be issued, together with duly executed exercise notices with respect to any warrants and share transfer deeds with respect to such Future Shares upon issuance) have been placed in custody, for delivery pursuant to the terms of this Agreement, under a Custody Agreement and Power of Attorney duly authorized (if applicable), executed and delivered by such Selling Shareholder, in the form heretofore furnished to you (the "Custody Agreement") with American Stock Transfer & Trust Company, as Custodian (the "Custodian") and the Attorneys-in-Fact appointed therein; the
       Ordinary Shares, warrants and/or preferred shares of the Company represented by the certificates so held in custody for each Selling Shareholder are subject to the interests hereunder of the Underwriters; the arrangements for custody and delivery of such certificates, made by such Selling Shareholder hereunder and under the Custody Agreement, are not subject to termination by any acts of such Selling Shareholder, or by operation of law, whether by the death or incapacity of such Selling Shareholder or the occurrence of any other event; and if any such death, incapacity or any other such event shall occur before the delivery of such Shares hereunder, such certificates will be delivered by the Custodian in accordance with the terms and conditions of this Agreement and the Custody Agreement as if such death, incapacity or other event had not occurred, regardless of whether or not the Custodian shall have received notice of such death, incapacity or other event.

              (d) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by such Selling Shareholder of the transactions contemplated herein, except such as have been obtained under the Act, the Israeli Securities Act of 1968, as amended, the federal and provincial securities laws of Canada or the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Shares by the Underwriters in the manner contemplated herein and in the Prospectus, such as relate to the review of the transaction by the NASD, and such other approvals as have been obtained.

              (e) Neither the sale of the Selling Shareholder Shares nor the Option Shares nor the consummation of any other of the transactions herein contemplated by such Selling Shareholder or the fulfillment of the terms hereof by such Selling Shareholder will conflict with, result in a breach or violation of, or constitute a default under (i) the memorandum or articles of association or charter or by-laws of such Selling Shareholder, (ii) the terms of any indenture or other agreement or instrument to which such Selling Shareholder or any of its subsidiaries is a party or bound, or any judgment, order or decree applicable to such Selling Shareholder or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Selling Shareholder or any of its subsidiaries, or
       (iii) any law, except, in the cases of clauses (ii) and (iii) above, as would not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), business or properties of such Selling Shareholder and any of its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

              (f) In respect of any statements in or omissions from the Registration Statement or the Prospectus or any supplements thereto made in reliance upon and in conformity with information furnished in writing to the Company by such Selling Shareholder specifically for use in connection with the preparation thereof, such Selling Shareholder hereby makes the same representations and warranties to each Underwriter as the Company makes to such Underwriter under paragraph (i)(b) of this Section. Each Selling Shareholder severally confirms and the Underwriters acknowledge that the name, address and number of Ordinary Shares beneficially owned by such Selling Shareholder and other information with respect to such Selling Shareholder under the caption "Principal and Selling Shareholders" (collectively, the "Selling Shareholder Information") constitute the only information concerning such Selling Shareholder furnished in writing to the Company.

              (g) This Agreement has been duly authorized, executed and delivered by such Selling Shareholder.

              (h) The sale of Shares by such Selling Shareholder pursuant to this Agreement is not prompted by any information concerning the Company or the Subsidiary which is not set forth in the Registration Statement or the Prospectus.

              Any certificate signed by any officer of any Selling Shareholder and delivered by such Selling Shareholders to the Representatives or counsel for the Underwriters in connection with the offering of the Shares shall be deemed a representation and warranty by such Selling Shareholder, as to matters covered thereby, to each Underwriter.

              2. PURCHASE AND SALE. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company and the Selling Shareholders agree, severally and not jointly, to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company and the Selling Shareholders, at a purchase price of $[_______] per share, the amount of the Underwritten Shares set forth opposite such Underwriter's name in Schedule I hereto.

              (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Selling Shareholders named in Schedule II hereto hereby, severally and not jointly, grant an option to the several Underwriters to purchase, severally and not jointly, up to 900,000 Option Shares at the same purchase price per share as the Underwriters shall pay for the Underwritten Shares. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Shares by the Underwriters. Said option may be exercised in whole or in part at any time on or before the 30th day after the date of the Prospectus upon written notice by the Representatives to such Selling Shareholders setting forth the number of shares of the Option Shares as to which the several Underwriters are exercising the option and the settlement date. The maximum number of Option Shares which each Selling Shareholder agrees to sell is set forth in Schedule II hereto. In the event that the Underwriters exercise less than their full over-allotment option, the number of Option Shares to be sold by each Selling Shareholder listed on
Schedule II shall be, as nearly as practicable, in the same proportion as the maximum number of Option Shares to be sold by each Selling Shareholder and the number of Option Shares to be sold. The number of Option Shares to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Option Shares to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Shares, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.

              3. DELIVERY AND PAYMENT. Delivery of and payment for the Underwritten Shares and the Option Shares (if the option provided for in Section 2(b) hereof shall have been exercised on or before the third Business Day prior to the Closing Date) shall be made at 10:00 AM, New York City time, on June [__], 2004, or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement among the Representatives, the Company and the Selling Shareholders or as provided in Section 9 hereof (such date and time of delivery and payment for the Shares being herein called the "Closing Date"). Delivery of the Shares shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the respective aggregate purchase prices of the Company Shares and the Selling Shareholder Shares, or upon the order of the Company and the Selling Shareholders by wire transfer payable in same-day funds to the accounts specified by the Company and the Selling Shareholders. Delivery of the

Underwritten Shares and the Option Shares shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

              Each Selling Shareholder will pay all applicable stamp duties and transfer taxes, if any, involved in the transfer to the several Underwriters of the Shares to be purchased by them from such Selling Shareholder and the respective Underwriters will pay any additional stock transfer taxes involved in further transfers.

              If the option provided for in Section 2(b) hereof is exercised after the third Business Day prior to the Closing Date, the Selling Shareholders named in Schedule II hereto will deliver the Option Shares (at the expense of the Company) to the Representatives, at 388 Greenwich Street, New York, New York 10013, on the date specified by the Representatives (which shall be within three Business Days after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Selling Shareholders named in Schedule II by wire transfer payable in same-day funds to the accounts specified by the Selling Shareholders named in Schedule II hereto. If settlement for the Option Shares occurs after the Closing Date, such Selling Shareholders will deliver to the Representatives on the settlement date for the Option Shares, and the obligation of the Underwriters to purchase the Option Shares shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.

              4. OFFERING BY UNDERWRITERS. It is understood that the several Underwriters propose to offer the Shares for sale to the public as set forth in the Prospectus.

              5.     AGREEMENTS.

              (i)    The Company agrees with the several Underwriters that:

              (a) The Company will use its reasonable best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Shares, the Company will not file any amendment of the Registration Statement or supplement to the Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will cause the Prospectus, properly completed, and any supplement thereto to be filed in a form approved by the Representatives with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (1) when the Registration Statement, if not effective at the Execution Time, shall have become effective,

       (2) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the Shares, any amendment to the Registration Statement shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

              (b) If, at any time when a prospectus relating to the Shares is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the rules thereunder, the Company promptly will (1) notify the Representatives of any such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph (i)(a) of this
       Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance and (3) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

              (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and the Subsidiary which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

              (d) The Company will furnish to the Representatives and counsel for the Underwriters signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the Representatives may reasonably request.

              (e) The Company will arrange, if necessary, for the qualification of the Shares for sale under the laws of such jurisdictions as the Representatives may designate and will maintain such qualifications in effect so long as required for the distribution of the Shares; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Shares, in any jurisdiction where it is not now so subject.

              (f) The Company will not, without the prior written consent of Citigroup Global Markets Inc., offer, sell, contract to sell, pledge, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any other Ordinary Shares or any securities convertible into, or exercisable, or exchangeable for, Ordinary Shares; or publicly announce an intention to effect any such transaction, for a period of 180 days after the date of this Agreement (the "Lock-up Period"), other than Ordinary Shares disposed of as bona fide gifts approved by Citigroup Global Markets Inc., PROVIDED, HOWEVER, (i) in the event that either (x) during the last 17 days of the Lock-up Period, the Company issues an earnings release or (y) prior to the expiration of the Lock-up Period, the Company announces that it will release earnings results during the 17-day period beginning on the last day of the Lock-up Period, the Lock-up Period shall be extended until the expiration of the 17-day period beginning on the date of the earnings release; (ii) that the Company may issue and sell Ordinary Shares (x) in connection with the offering contemplated herein, or (y) pursuant to employee benefit plans or qualified stock option plans which, by their terms or by other written agreement, cannot be sold, pledged or otherwise disposed of within the Lock-up Period without the prior written consent of Citigroup Global Markets Inc. on behalf of the Underwriters, and (iii) without derogating from the foregoing, the Company may file a registration statement on Form S-8 relating to employee benefit plans or qualified stock option plans.

              (g)    The Company will comply with all applicable  securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes Oxley Act and the Foreign Corrupt Practices Act of 1977, as amended (the "FCPA"), and use its best efforts to cause the Company's directors and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes Oxley Act and the FCPA.

              (h) The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

              (i) The Company agrees to pay the costs and expenses relating to the following matters: (i) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), each Preliminary Prospectus, the Prospectus, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Preliminary Prospectus, the Prospectus, and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Shares; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Shares, including any stamp or transfer taxes in connection with the original issuance and sale of the Company Shares; (iv) the printing (or reproduction) and delivery of this Agreement and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Shares; (v) the registration of the Shares under the Exchange Act and the listing of the Shares on the Nasdaq National Market; (vi) any registration or qualification of the Shares for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such registration and qualification), in an amount not to exceed $3,000;
       (vii) any filings required to be made with the NASD (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such filings), in an amount not to exceed $15,000; (viii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Shares; (ix) the fees and expenses of the Company's accountants and advisors and the fees and expenses of local and special counsel for the Company; and (x) all other costs and expenses incident to the performance by the Company and the Selling Shareholders of their obligations hereunder.

              Each Selling Shareholder severally agrees (in proportion to the number of Selling Shareholder Shares being offered by each of them, together with any Option Shares which the Underwriters shall have elected to purchase) to pay (i) the fees and expenses of local and special U.S. counsel and advisors for the Selling Shareholders; and (ii) any stamp or transfer taxes in connection with the sale and delivery of the Selling Shareholder Shares and the Option Shares. This paragraph shall not affect or modify any separate agreement relating to the allocation or payment of expenses between the Company, on the one hand, and the Selling Shareholders on the other hand.

              (j) The Company will pay all fees and disbursements of counsel incurred by the Underwriters in connection with the Directed Share Program including the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging of such copies) of the Directed Share Program material and stamp duties, similar taxes or duties or other taxes, if any, incurred by the Underwriters in connection with the Directed Share Program.

              Furthermore, the Company covenants with Citigroup Global Markets Inc. that the Company will comply with all applicable securities and other applicable laws, rules and regulations in each foreign jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program.

              (ii)   Each   Selling   Shareholder   agrees   with  the   several
       Underwriters that:

              (a) Such Selling Shareholder will not, without the prior written consent of Citigroup Global Markets Inc., offer, sell, contract to sell, pledge, or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Selling Shareholder or any affiliate of the Selling Shareholder or any person in privity with the Selling Shareholder or any affiliate of the Selling Shareholder) directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any other Ordinary Shares or any securities convertible into, or exercisable, or exchangeable for, Ordinary Shares; or publicly announce an intention to effect any such transaction, within the Lock-up Period, other than Ordinary Shares disposed of as bona fide gifts approved by Citigroup Global Markets Inc., PROVIDED, HOWEVER, (i) in the event that either (x) during the last 17 days of the Lock-up Period, the Company issues an earnings release or (y) prior to the expiration of the Lock-up Period, the Company announces that it will release earnings results during the 17-day period beginning on the last day of the Lock-up Period, the Lock-up Period shall be extended until the expiration of the 17-day period beginning on the date of the earnings release; notwithstanding the foregoing, the undersigned may transfer any Ordinary Shares or securities convertible into, or exchangeable or exercisable for, Ordinary Shares (1) in the case of an individual, during his or her lifetime or on death, by will or intestacy to his or her immediate family, (2) in the case of an individual, during his or her lifetime or on death, to a trust or other entity formed for tax or estate planning purposes for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, (3) as a bona fide gift to any charitable or education not-for-profit institution that qualifies under Internal Revenue Code Section 501(c)(3), or (4) if the undersigned is a partnership, limited liability company or other corporate entity, to its partners, members or shareholders, on a pro rata basis to their interests in such partnership, limited liability company or other corporate entity as part of a distribution of capital; PROVIDED, HOWEVER, that, subject to any additional terms and conditions included in the lock-up agreement substantially in the form of Exhibit A hereto (the "Lock-up Agreement"), (1) such transfer shall not involve a disposition for value, and (2) prior to any such transfer each transferee shall execute an agreement, reasonably satisfactory to Citigroup Global Markets Inc., pursuant to which each transferee shall agree to receive and hold such Ordinary Shares, or securities convertible into or exchangeable or exercisable for the Ordinary Shares, subject to the provisions hereof, and there shall be no further transfer except in accordance with the provisions hereof. For the purposes of this paragraph, "immediate family" shall mean spouse, lineal descendant, father, mother, brother or sister of the transferor. The limitations on transfers also shall not be understood to apply to the exercise of stock options granted pursuant to the Company's stock option/incentive plans.

              (b) Such Selling Shareholder will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

              (c) Such Selling Shareholder will advise you promptly, and if requested by you, will confirm such advice in writing, so long as delivery of a prospectus relating to the Shares by an underwriter or dealer may be required under the Act, of any material change in the Selling Shareholder Information.

              (d) Such Selling Shareholder will comply with the agreement contained in Section 5(i)(h).

              6. CONDITIONS TO THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the Underwriters to purchase the Underwritten Shares and the Option Shares, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Shareholders contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Company and the Selling Shareholders made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholders of their respective obligations hereunder and to the following additional conditions:

              (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 9:30 AM on the Business Day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

              (b) The Company shall have requested and caused Gross, Kleinhendler, Hodak, Halevy, Greenberg & Co., Israeli counsel for the Company, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

              (i) the Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Israel, with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus; no proceeding has been instituted by the Registrar of Companies in Israel for the dissolution of the Company;

              (ii) the Company's authorized equity capitalization is as set forth in the Prospectus; the capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectus under the caption "Description of Share Capital"; the outstanding Ordinary Shares (including the Selling Shareholder Shares and the Option Shares) have been duly and validly authorized and issued and are fully paid and nonassessable (except, however, with respect to Future Shares, in which case such Future Shares shall be fully paid and nonassessable upon issuance, subject, in the case of warrants, to payment by the Selling Shareholders of the exercise price therefor); the Company Shares have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and nonassessable; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Shares; except as disclosed in the Registration Statement and the Prospectus, there are no restrictions upon the voting or transfer of any securities of the Company pursuant to the Company's memorandum or articles of association or, to the knowledge of such counsel after reasonable investigation, any agreements or other instruments to which the Company is a party or by which it is bound; and, except as set forth in the Prospectus, to the knowledge of such counsel after reasonable investigation, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding;

              (iii) to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any Israeli court or governmental agency, authority or body or any arbitrator involving the Company or the Subsidiary or its properties of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus; and the statements in the Prospectus under the headings "Risk Factors--We could become subject to litigation regarding intellectual property rights or we may need to take steps to avoid infringing the intellectual property rights of others, increasing our costs or decreasing our sales," "Risk Factors--Under current U.S. and Israeli law, we may not be able to enforce covenants not to compete and therefore may be unable to prevent our competitors from benefiting from the expertise of some of our former employees," "Risk Factors--The tax benefits available to us require us to meet several conditions and may be terminated or reduced in the future, which would increase our costs and taxes," "Risk Factors--Provisions of our articles of association and Israeli law may delay, prevent or make difficult an acquisition of PowerDsine, which could prevent a change of control and therefore depress the price of our shares," "Business--Manufacturing," "Business--Legal Proceedings," "Management," "Related Party Transactions," "Background Information," "Description of Share Capital," "Shares Eligible for Future Sale," "Israeli Taxation" and "Enforceability of Civil Liabilities," insofar as such statements summarize legal matters as to Israeli law, provisions of the Company's memorandum or articles of association, or agreements, documents or proceedings discussed therein governed by the laws of the State of Israel, are accurate and fair summaries of such legal matters, provisions of the Company's memorandum or articles of association, agreements, documents or proceedings;

              (iv) to the knowledge of such counsel, the Company is not in violation or default of (i) any provision of its memorandum or articles of association, (ii) the terms of any material indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree of any Israeli court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its material properties, as applicable;

              (v) this Agreement has been duly authorized and executed by the Company; all corporate action required by the laws of the State of Israel and the memorandum or articles of association of the Company to be taken by the Company for the due and proper authorization, issuance, offering, sale and delivery of the Shares has been validly and sufficiently taken; the filing of the Registration Statement and the Prospectus with the Commission has been duly authorized by and on behalf of the Company and the Registration Statement has been duly executed pursuant to such authorization in accordance with the laws of the State of Israel;

              (vi) the Company is not required to publish a prospectus in Israel under the laws of the State of Israel with respect to the offering of the Shares;

              (vii) neither the issue and sale of the Shares, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any material property or assets of the Company pursuant to, (i) the memorandum or articles of association of the Company, (ii) to the knowledge of such counsel, the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company of any Israeli court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its material properties and customarily applicable to transactions of this type;

              (viii) to ensure the legality, validity or admissibility into evidence of each of this Agreement and any other document required to be furnished hereunder or thereunder in the State of Israel, it is not necessary that (a) this Agreement or any such other document be filed or recorded with any court or other authority in the State of Israel, provided such documents are executed outside of State of Israel, or (b) any stamp, registration or similar tax be paid on or in respect of any such document or the Shares in connection with the sale of Shares to the Underwriters;

              (ix) under the laws of Israel, the submission by the Company under this Agreement to the jurisdiction of any court sitting in New York and the designation of New York law to apply to this Agreement, is binding upon the Company and, if properly brought to the attention of a court or administrative body in accordance with the laws of Israel, would be enforceable in any judicial or administrative proceeding in Israel; subject to certain time limitations, Israeli courts are empowered to enforce foreign final executory judgments for liquidated amounts in civil matters, obtained after completion of process before a court of competent jurisdiction which recognizes similar Israeli judgments, provided such judgments or the enforcement thereof are not contrary to Israeli law, public policy, security or the sovereignty of the State of Israel; the enforcement of judgments is conditional upon: (a) adequate service of process being effected and the defendant having had a reasonable opportunity to be heard; (b) such judgment having been obtained before a court of competent jurisdiction according to the rules of private international law prevailing in Israel; (c) such judgment not being in conflict with another valid judgment in the same matter between the same parties; (d) such judgment not having been obtained by fraudulent means; and (e) an action between the same parties in the same matter not pending in any Israeli court at the time the lawsuit is instituted in the foreign court; and

              (x) no stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the State of Israel or to any political subdivision or taxing authority thereof or therein in connection with the sale and delivery by the Underwriters of the Shares as contemplated herein.

              In rendering such opinion, such counsel may rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (b) shall also include any supplements thereto at the Closing Date.

              Such opinion will also include statements to the effect that based upon such counsel's participation in the preparation of the Registration Statement, nothing has come to its attention that causes it to believe that on the Effective Date or the date the Registration Statement was last deemed amended the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date and on the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion).

              (c) The Company shall have requested and caused Morrison & Foerster LLP, U.S. counsel for the Company, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

                     (i) The Subsidiary is validly existing as a corporation in good standing under the laws of the State of New York, with the requisite corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction set forth on Schedule A to such counsel's opinion;

                     (ii) all the outstanding shares of capital stock of the Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and all outstanding shares of capital stock of the Subsidiary are, to the knowledge of such counsel, after due inquiry, directly owned by the Company free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interest, claim, lien or encumbrance;

                     (iii) the Ordinary Shares, including the Shares being sold hereunder by the Company and by the Selling Shareholders, have been approved for quotation on the Nasdaq National Market, subject to notice of issuance and evidence of satisfactory distribution;

                     (iv) to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any United States federal or state court or governmental agency, authority or body or any arbitrator involving the Company or the Subsidiary or its property of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and to such counsel's knowledge, and relying as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials, there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required;

                     (v) the statements in the Prospectus under the heading "United States Federal Income Tax Considerations," insofar as such statements constitute matters of U.S. federal income tax law or legal conclusions with respect thereto, are accurate and fair in all material respects;

                     (vi) the Registration Statement has become effective under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Prospectus (other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the rules thereunder;

                     (vii) the Company is not and, immediately after giving effect to the offering and sale of the Company Shares and the application of the proceeds thereof as described in the Prospectus, will not be, an "investment company" as defined in the Investment Company Act of 1940, as amended;

                     (viii) no consent, approval, authorization,  filing with or order of any United States federal or state court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained under the Act, such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Shares by the Underwriters in the manner contemplated herein and in the Prospectus and such other approvals as have been obtained;

                     (ix) neither the issue and sale of the Shares, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Subsidiary pursuant to, (i) the charter or by-laws of the Subsidiary, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument known to such counsel to which the Subsidiary is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree known to such counsel to be applicable to the Company or the Subsidiary of any United States federal or state court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or the Subsidiary or any of its properties;

                     (x) except as otherwise set forth in the Prospectus, no holders of securities of the Company have rights to the registration of the Ordinary Shares or any other securities of the Company; and

                     (xi) under the laws of the State of New York relating to personal jurisdiction, (i) the Company and each Selling Shareholder have, under this Agreement, validly submitted to the personal jurisdiction of any state or federal court located in the State of New York, County of New York in any action arising out of or relating to this Agreement and the transactions contemplated herein and have validly and effectively waived any objection to the venue of a proceeding in any such court as provided in Section 15 hereof, (ii) their appointment thereunder of PowerDsine, Inc. as their authorized agent for service of process is valid, legal and binding, and (iii) service of process in the manner set forth in Section 15 hereof will be effective to confer valid personal jurisdiction of such court over the Company and the Selling Shareholders.

              In rendering such opinion, such counsel may rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (c) shall also include any supplements thereto at the Closing Date.

              Such opinion will also include statements to the effect that based upon such counsel's participation in the preparation of the Registration Statement, nothing has come to its attention that causes it to believe that on the Effective Date or the date the Registration Statement was last deemed amended the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date and on the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion).

              (d) The Company shall have requested and caused Morrison & Foerster LLP, intellectual property counsel for the Company, to have furnished to the

       Representatives an intellectual property opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

                     (i) to the knowledge of such counsel, the Company is the owner of record of the patents and patent applications listed on a schedule to such opinion (the "Patent Rights"). To the knowledge of such counsel, the inventors of the Patent Rights have assigned their ownership rights therein to the Company. To the knowledge of such counsel, neither the Company nor any inventors of the Patent Rights have transferred ownership of any of the Patent Rights to any third party. To the knowledge of such counsel, no third party has asserted an adverse claim of ownership of any of the Patent Rights against the Company;

                     (ii) to the knowledge of such counsel, the Company did not fail to comply with any applicable material rule or statutory requirement in connection with the Company's filing and prosecution of the Patent Rights;

                     (iii) to the knowledge of such counsel, all required maintenance fees have been timely paid with respect to the Patent Rights. To the knowledge of such counsel, none of the issued patents within the Patent Rights has been declared invalid. To the knowledge of such counsel, none of the pending patent applications within the Patent Rights has been abandoned;

                     (iv)   to the knowledge of such counsel,  the statements in
              (a) the second sentence of the first paragraph under the heading "Risk Factors--Our proprietary technology is difficult to protect and unauthorized use of our proprietary technology by third parties may impair our ability to compete effectively" in the
              Registration Statement and the first sentence of the second paragraph thereunder, and (b) the first, second, third and fourth sentences of the first paragraph under the heading "Business--Intellectual Property and Proprietary Rights" in the Registration Statement are accurate and complete. To the knowledge of such counsel, the Company's patents and patent applications described in the statements referenced above in this paragraph
              (iv) are included in the Patent Rights; and

                     (v) to the knowledge of such counsel, there are no pending governmental or administrative proceedings challenging or otherwise relating to the Patent Rights, other than the examination proceedings presently pending before the United States Patent and Trademark Office and before foreign patent offices with respect to the pending patent applications within the Patent
              Rights. To the knowledge of such counsel, no governmental or administrative proceedings adverse to the Patent Rights have been threatened by any governmental authorities. To the knowledge of such counsel, except as set forth in the Registration

              Statement under the heading "Business--Legal Proceedings," there are no other pending legal proceedings or legal proceedings threatened in writing relating to the Patent Rights or the patent rights of any third party to which the Company is a party.

              In rendering such opinion, such counsel may rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (d) shall also include any supplements thereto at the Closing Date.

              (e) The Selling Shareholders shall have requested and caused Kronish Lieb Weiner & Hellman LLP, U.S. counsel for the Selling
       Shareholders, to have furnished to the Representatives their opinion dated the Closing Date and addressed to the Representatives, to the effect that:

                     (i) Assuming this Agreement and the Custody Agreement have been duly authorized, executed and delivered by the Selling Shareholders, the Custody Agreement is valid and binding on the Selling Shareholders (except to the extent that enforceability of the Custody Agreement may be limited by applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditor's rights and the application of equitable principles relating to the availability of remedies);

                     (ii) in accordance with Section 8-502 of the UCC, assuming that each Underwriter acquires its interest in the Shares it has purchased from such Selling Shareholder without notice of any adverse claim (within the meaning of Section 8-105 of the UCC), each Underwriter that has purchased such Shares delivered on the Closing Date to The Depository Trust Company or other securities intermediary by making payment therefor as provided herein, and that has had such Shares credited to the securities account or accounts of such Underwriters maintained with The Depository Trust Company or such other securities intermediary will have acquired a security entitlement (within the meaning of Section 8-102(a)(17) of the UCC) to such Shares purchased by such Underwriter, and no action based on an adverse claim (within the meaning of Section 8-105 of the UCC) may be asserted against such Underwriter with respect to such Shares;

                     (iii) to such counsel's actual knowledge, no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by any Selling Shareholder of the transactions contemplated herein, except such as may have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Shares by the Underwriters, such as relate to the review of the transaction by the

              NASD, and such other approvals (specified in such opinion) as have been obtained;

                     (iv) to such counsel's actual knowledge, neither the sale of the Selling Shareholder Shares and the Option Shares nor the consummation of any other of the transactions herein contemplated by any Selling Shareholder nor the fulfillment of the terms hereof by any Selling Shareholder will conflict with, result in a breach or violation of, or constitute a default under any law or any judgment, order or decree applicable to any Selling Shareholder or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over any Selling Shareholder or any of its subsidiaries; and

                     (v) the submission of such Selling Shareholder to the non-exclusive jurisdiction of the New York Courts and the appointment of the Authorized Agent (as defined in Section 15 hereof) as its designee, appointee and authorized agent for the purpose described in Section 15 hereof are legal, valid and binding under the laws of the State of New York; and service of process in the manner set forth in Section 15 hereof is effective under the laws of the State of New York to confer valid personal jurisdiction over such Selling Shareholder.

              In rendering such opinion, such counsel may rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Selling Shareholders, the Company and public officials. References to the Prospectus in this paragraph (e) shall also include any supplements thereto at the Closing Date.

              (f) The Selling Shareholders shall have requested and caused Tulchinsky-Stern & Co., Israeli counsel for the Selling Shareholders, to have furnished to the Representatives their opinion dated the Closing Date and addressed to the Representatives, to the effect that:

                     (i) Assuming this Agreement and the Custody Agreement have been duly authorized, executed and delivered by the Selling Shareholders, the Custody Agreement is valid and binding on the Selling Shareholders (except to the extent that enforceability of the Custody Agreement may be limited by applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditor's rights and the application of equitable principles relating to the availability of remedies);

                     (ii) to such counsel's actual knowledge, no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by any Selling Shareholder of the transactions contemplated herein, except such as may have been obtained under the Israeli Securities Act of 1968, as amended;

                     (iii) to such counsel's actual knowledge, neither the sale of the Selling Shareholder Shares and the Option Shares nor the consummation of any other of the transactions herein contemplated by any Selling Shareholder or the fulfillment of the terms hereof by any Selling Shareholder will conflict with, result in a breach or violation of, or constitute a default under any law or any judgment, order or decree applicable to any Selling Shareholder or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over any Selling Shareholder or any of its subsidiaries; and

                     (iv) under the laws of Israel, the submission by the Selling Shareholders under this Agreement to the jurisdiction of any court sitting in New York and the designation of New York law to apply to this Agreement, is binding upon the Company and, if properly brought to the attention of the court or administrative body in accordance with the laws of Israel, would be enforceable in any judicial or administrative proceeding in Israel; subject to certain time limitations, Israeli courts are empowered to enforce foreign final non-appealable executory judgments for liquidated amounts in civil matters, obtained after completion of process before a court of competent jurisdiction which recognizes similar Israeli judgments, provided such judgments or the enforcement thereof are not contrary to Israeli law, public policy, security or the sovereignty of the State of Israel; the enforcement of judgments is conditional upon: (a) adequate service of process being effected and the defendant having had a reasonable opportunity to be heard; (b) such judgment having been obtained before a court of competent jurisdiction according to the rules of private international law prevailing in Israel; (c) such judgment not being in conflict with another valid judgment in the same matter between the same parties; (d) such judgment not having been obtained by fraudulent means; and (e) an action between the same parties in the same matter not pending in any Israeli court at the time the lawsuit is instituted in the foreign court.

              In rendering such opinion, such counsel may rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Selling Shareholders, the Company and public officials. References to the Prospectus in this paragraph (f) shall also include any supplements thereto at the Closing Date.

              (g) The Representatives shall have received from White & Case LLP, U.S. counsel for the Underwriters, and Meitar Liquornik Geva & Leshem Brandwein, Israeli counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the Shares, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company and each Selling

       Shareholder shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

              (h) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplements to the Prospectus and this Agreement and that:

                     (i) the representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                     (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                     (iii) since the date of the most recent financial statements included in the Prospectus (exclusive of any supplement thereto), there has been no Material Adverse Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

              (i) Each Selling Shareholder shall have furnished to the Representatives a certificate, signed by the Attorneys-in-Fact appointed in the Custody Agreement, dated the Closing Date, to the effect that such Selling Shareholders have carefully examined the Selling Shareholder Information contained in the Prospectus and any supplement thereto and that the representations and warranties of the Selling Shareholder in this Agreement are true and correct in all material respects on and as of the Closing Date to the same effect as if made on the Closing Date.

              (j) The Company shall have requested and caused Kesselman & Kesselman to have furnished to the Representatives letters, at the Execution Time and at the Closing Date, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives and Kesselman & Kesselman, to the effect that:

                     (i) they are independent accountants within the meaning of the Act and the applicable rules and regulations thereunder adopted by the Commission;

                     (ii) in their opinion, the consolidated financial statements of the Company and the Subsidiary audited by them and included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and related rules and regulations adopted by the Commission;

                     (iii) On the basis of procedures (but not an audit in accordance with generally accepted auditing standards) consisting of:

                            (a) Reading the minutes of meetings of the shareholders and the Board of Directors of the Company and the Subsidiary since December 31, 2003 as set forth in the minute books through a specified date not more than five business days prior to the date of delivery of such letter;

                            (b) Performing the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS 100, Interim Financial Information, on the unaudited condensed interim financial statements of the Company and the Subsidiary included in the Registration Statement; and

                            (c) Making inquiries of certain officials of the Company who have responsibility for financial and accounting matters regarding the specific items for which representations are requested below;

                     nothing has come to their attention as a result of the foregoing procedures that caused them to believe that:

                                   1. the unaudited condensed interim financial statements, included in the Registration Statement, do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related rules and regulations adopted by the Commission; and

                                   2. any material modifications should be made to the unaudited condensed interim financial statements, included in the Registration Statement, for them to be in conformity with accounting principles generally accepted in the United States; and

                                   3. at a specified date not more than five business days prior to the date of delivery of such letter, there was any change in the capital stock, increase in long-term debt or any decreases in consolidated net current assets (working capital) or shareholders' equity of the Company and the Subsidiary as compared with amounts shown in the latest balance sheet included in the Registration Statement or (ii) for the period from the date of the latest income statement included in the Registration Statement to a specified date not more than five business days prior to delivery of such letter, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated sales or in the total or per-share amounts of net income (loss), except in all instances for changes, increases or decreases which the Registration Statement discloses have occurred or may occur; and

                     (iv) The letter shall also state that the information set forth in the Registration Statement and the Prospectus under the captions "Summary Consolidated Financial Data," "Capitalization" and "Selected Financial Data", which is expressed in dollars (or percentages derived from such dollar amounts) and has been obtained from accounting records which are subject to controls over financial reporting or which has been derived directly from such accounting records of the Company and the Subsidiary by analysis or computation, is in agreement with such records or computations made therefrom.

              References to the Prospectus in this paragraph (j) include any supplement thereto at the date of the letter.

              (k) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (j) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and the Subsidiary taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Shares as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

              (l)    Prior to the  Closing  Date,  the  Company  and the Selling
       Shareholders shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

              (m) The Ordinary Shares, including the Shares being sold hereunder by the Company and by the Selling Shareholders, shall have been approved for quotation on the Nasdaq National Market, subject to notice of issuance and evidence of satisfactory distribution.

              (n) On or prior to the Execution Time, the Nasdaq National Market shall have approved the Underwriters' participation in the distribution of the Shares to be sold by the Selling Shareholders in accordance with Rule 393 of the New York Stock Exchange.

              (o) At the Execution Time, the Company shall have furnished to the Representatives a signed Lock-up Agreement from each officer and director of the Company and certain holders of the Ordinary Shares addressed to the Representatives.

              If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company and each Selling Shareholder in writing or by telephone or facsimile confirmed in writing.

              The documents required to be delivered by this Section 6 shall be delivered at the office of White & Case LLP, U.S. counsel for the Underwriters, at 1155 Avenue of the Americas, New York, New York 10036, Attention: Joshua G. Kiernan, on the Closing Date.

              7. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company or any Selling Shareholders to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through Citigroup Global Markets Inc. on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Shares.

              8. INDEMNIFICATION AND CONTRIBUTION. (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Shares as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

              (b) The Company agrees to indemnify and hold harmless Citigroup Global Markets Inc., the directors, officers, employees and agents of Citigroup Global Markets Inc. and each person, who controls Citigroup Global Markets Inc. within the meaning of either the Act or the Exchange Act ("Citigroup Entities"), from and against any and all losses, claims, damages and liabilities to which they may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim), insofar as such losses, claims damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the prospectus wrapper material prepared by or with the consent of the Company for distribution in foreign jurisdictions in connection with the Directed Share Program attached to the Prospectus or any preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein, when considered in conjunction with the Prospectus or any applicable preliminary prospectus, not misleading; (ii) caused by the failure of any Participant to pay for and accept delivery of the securities which immediately following the Effective Date of the Registration Statement, were subject to a properly confirmed agreement to purchase; or (iii) related to, arising out of, or in connection with the Directed Share Program, provided that, the Company will not be liable to the extent that such loss, claim, damage or liability results from the gross negligence or willful misconduct of Citigroup Global Markets Inc.

              Notwithstanding anything contained herein to the contrary, if indemnity may be sought pursuant to this paragraph (b) in respect of such action or proceeding, then in addition to such separate firm for the indemnified parties, the indemnifying party shall be liable for the reasonable fees and expenses of not more than one separate firm (in addition to any local counsel) for Citigroup Global Markets Inc., the directors, officers, employees and agents of Citigroup Global Markets Inc., and all persons, if any, who control Citigroup Global Markets Inc. within the meaning of either the Act or the Exchange Act for the defense of any losses, claims, damages and liabilities arising out of the Directed Share Program.

              (c) Each Selling Shareholder, severally and not jointly, agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls the Company or any Underwriter within the meaning of either the Act or the Exchange Act and each other Selling Shareholder, if any, to the same extent as the foregoing indemnity from the Company to each Underwriter, except solely with reference to the Selling Shareholder Information. This indemnity agreement will be in addition to any liability which any Selling Shareholder may otherwise have.

              (d) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, and each Selling Shareholder, each of its officers and directors, and each person who controls such Selling Shareholder within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company and each Selling Shareholder acknowledge that the statements set forth in the last paragraph of the cover page regarding delivery of the Shares and, under the heading "Underwriting," (i) the list of underwriters and their respective participants in the sale of the Shares, (ii) the sentences related to concessions and reallowances and (iii) the paragraphs related to stabilization, syndicate covering transactions and penalty bids in any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or the Prospectus.

              (e)    Promptly after receipt by an  indemnified  party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a), (b), (c) or (d) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a), (b), (c) or (d) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party) to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); PROVIDED, HOWEVER, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

              (f)    In the event that the indemnity  provided in paragraph (a),
(b),  (c) or (d) of this Section 8 is  unavailable  to or  insufficient  to hold harmless an indemnified party for any reason, the Company, the Selling Shareholders and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company, one or more of the Selling Shareholders and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company, by the Selling Shareholders and by the Underwriters from the offering of the Shares; PROVIDED, HOWEVER, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Shares) be responsible for any amount in excess of the underwriting discount or commission applicable to the Shares purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company, the Selling Shareholders and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, of the Selling Shareholders and of the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and by the Selling Shareholders shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by each of them, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company, the Selling Shareholders on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (f), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (f).

              (g) The liability of each Selling Shareholder under such Selling Shareholder's representations and warranties contained in Section 1 hereof and under the indemnity and contribution agreements contained in this
Section 8 shall be limited to an amount equal to the initial public offering price of the Shares sold by such Selling Shareholder to the Underwriters. The Company and the Selling Shareholders may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to the respective amounts of such liability for which they each shall be responsible.

              9. DEFAULT BY AN UNDERWRITER. If any one or more Underwriters shall fail to purchase and pay for any of the Shares agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Shares set forth opposite their names in Schedule I hereto bears to the aggregate amount of Shares set forth opposite the names of all the remaining Underwriters) the Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase; PROVIDED, HOWEVER, that in the event that the aggregate amount of Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Shares set forth in
Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Shares, and if such nondefaulting Underwriters do not purchase all the Shares, this Agreement will terminate without liability to any nondefaulting Underwriter, the Selling Shareholders or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company, the Selling Shareholders and any nondefaulting Underwriter for damages occasioned by its default hereunder.

              10. TERMINATION. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Shares, if at any time prior to such time (i) trading in the

Company's Ordinary Shares shall have been suspended by the Commission or the Nasdaq National Market or trading in securities generally on the New York Stock Exchange or the Nasdaq National Market shall have been suspended or limited or minimum prices shall have been established on either of such Exchange or the Nasdaq National Market, (ii) a banking moratorium shall have been declared either by Federal, New York State or Israeli authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States or Israel of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Shares as contemplated by the Prospectus (exclusive of any supplement thereto).

              11. REPRESENTATIONS AND INDEMNITIES TO SURVIVE. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, of each Selling Shareholder and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, any Selling Shareholder or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Shares. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

              12. NOTICES. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to the Citigroup Global Markets Inc. General Counsel (fax no.: (212) 816-7912) and confirmed to Citigroup Global Markets Inc., at 388 Greenwich Street, New York, New York, 10013, Attention: General Counsel; or, if sent to the Company, will be mailed, delivered or telefaxed to PowerDsine, Inc., 1865 New Highway, Suite 2, Farmingdale, New York 11735-1508,
Attention: David Goren, General Counsel; or if sent to any Selling Shareholder, will be mailed, delivered or telefaxed and confirmed to it at the address set forth in Schedule II hereto.

              13. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in
Section 8 hereof, and no other person will have any right or obligation hereunder.

              14. APPLICABLE LAW. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

              15. JURISDICTION. Each of the Company and the Selling Shareholders agrees that any suit, action or proceeding against the Company brought by any Underwriter, the directors, officers, employees and agents of any Underwriter, or by any person who controls any Underwriter, arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any New York Court, and waives any objection which it may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the non-exclusive jurisdiction of such courts in any suit, action or proceeding. Each of the Company and each Selling Shareholder has appointed PowerDsine, Inc. as its authorized agent (the
"Authorized Agent") upon whom process may be served in any suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated herein which may be instituted in any New York Court, by any Underwriter, the directors, officers, employees and agents of any Underwriter, or by any person who controls any Underwriter, and expressly accepts the non-exclusive jurisdiction of any such court in respect of any such suit, action or proceeding. Each of the Company and the Selling Shareholders hereby represents and warrants that the Authorized Agent has accepted such appointment and has agreed to act as said agent for service of process, and the Company agrees to take any and all action, including the filing of any and all documents that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent shall be deemed, in every respect, effective service of process upon the Company and the Selling Shareholders. Notwithstanding the foregoing, any action arising out of or based upon this Agreement may be instituted by any Underwriter, the directors, officers, employees and agents of any Underwriter, or by any person who controls any Underwriter, in any court of competent jurisdiction in the State of Israel.

              The provisions of this Section 15 shall survive any termination of this Agreement, in whole or in part.

              16. CURRENCY. Each reference in this Agreement to U.S. Dollar or "$" (the "relevant currency") is of the essence. To the fullest extent permitted by law, the obligations of each of the Company and the Selling Shareholders in respect of any amount due under this Agreement will, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the relevant currency that the party entitled to receive such payment may, in accordance with its normal procedures, purchase with the sum paid in such other currency (after any premium and costs of exchange) on the Business Day immediately following the day on which such party receives such payment. If the amount in the relevant currency that may be so purchased for any reason falls short of the amount originally due, the Company or the Selling Shareholder making such payment will pay such additional amounts, in the relevant currency, as may be necessary to compensate for the shortfall. Any obligation of any of the Company or the Selling Shareholders not discharged by such payment will, to the fullest extent permitted by applicable law, be due as a separate and independent obligation and, until discharged as provided herein, will continue in full force and effect.

              17. WAIVER OF IMMUNITY. To the extent that any of the Company or the Selling Shareholders has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment in aid or otherwise) with respect to itself or any of its property, each of the Company and the Selling Shareholders hereby irrevocably waives and agrees not to plead or claim such immunity in respect of its obligations under this Agreement.

              18. COUNTERPARTS. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

              19.    HEADINGS.   The  section   headings  used  herein  are  for
convenience only and shall not affect the construction hereof.

              20. DEFINITIONS. The terms which follow, when used in this Agreement, shall have the meanings indicated.

              "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

              "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

              "Canadian Person" shall mean any person who is a national or resident of the Canada, any corporation, partnership, or other entity created or organized in or under the laws of Canada or of any political subdivision thereof, or any estate or trust the income of which is subject to Canadian Federal income taxation, regardless of its source (other than any non-Canadian branch of any Canadian

       Person), and shall include any Canadian branch of a person other than a Canadian Person.

              "Code" shall mean the Internal Revenue Code of 1986, as amended and supplemented from time to time, together with the regulations and published interpretations related thereto.

              "Commission" shall mean the Securities and Exchange Commission.

              "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

              "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

              "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

              "New York Courts" shall mean the U.S. Federal or State courts located in the State of New York, County of New York.

              "Preliminary Prospectus" shall mean any preliminary prospectus referred to in paragraph 1(i)(a) above and any preliminary prospectus included in the Registration Statement at the Effective Date that omits Rule 430A Information.

              "Prospectus" shall mean the prospectus relating to the Shares that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Shares included in the Registration Statement at the Effective Date.

              "Registration Statement" shall mean the registration statement referred to in paragraph 1(i)(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

              "Rule 424", "Rule 430A" and "Rule 462" refer to such rules under the Act.

              "Rule 430A Information" shall mean information with respect to the Shares and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

              "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in Section 1(a) hereof.

              21.    CANADA.

              Each of the Underwriters hereby covenants and agrees that it will not distribute the Shares in such a manner as to require the filing of a prospectus or similar document (excluding a private placement offering memorandum) with respect to the Shares under the laws of any province or territory in Canada.

              22.    ISRAEL

              Each of the Underwriters hereby covenants and agrees that it will not offer the Shares in Israel, except that such Underwriter may (A) offer for sale and sell Shares to entities which qualify under Section 15A(b)(1) of the Israeli Securities Law, 1968 and appear in the Addendum thereto, or (B) offer Shares to other persons in Israel whose number (pursuant to offers by all Underwriters) do not exceed thirty-five (35).

              If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Selling Shareholders and the several Underwriters.

                                        Very truly yours,

                                        PowerDsine Ltd.

                                        By:
                                           --------------------------------
                                             Name:
                                             Title:

                                     The Selling Shareholders listed on Schedule
                                     II hereto

                                     By:
                                        ----------------------------------------
                                        Igal Rotem, as Attorney-in-Fact
                                        acting on behalf of the Selling
                                        Shareholders

                                     By:
                                        ----------------------------------------
                                        Glen Schwaber, as Attorney-in-Fact
                                        acting on behalf of the Selling
                                        Shareholders

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

Citigroup Global Markets Inc.
Deutsche Bank Securities, Inc.
CIBC World Markets Corp.
Piper Jaffray & Co.

By: Citigroup Global Markets Inc.

By:
   ---------------------------------------
   Name:
   Title:


For themselves and the other
several Underwriters named in
Schedule I to the foregoing
Agreement.

                                   SCHEDULE I


                                                NUMBER OF UNDERWRITTEN SHARES TO
UNDERWRITERS                                    BE PURCHASED

Citigroup Global Markets Inc.

Deutsche Bank Securities, Inc.

CIBC World Markets Corp.

Piper Jaffray & Co.




                                                      -----------------
         Total........
                                                      =================

                                   SCHEDULE II



                                           NUMBER OF            MAXIMUM NUMBER
                                           UNDERWRITTEN         OF OPTION SHARES
SELLING SHAREHOLDERS:                      SHARES TO BE SOLD    TO BE SOLD
--------------------                       -----------------    ----------------
Acquirex BVBA
[address, fax no.]

Amir Keren Gmulim Ltd.
[address, fax no.]

Ampal Industries (Israel) Ltd.
[address, fax no.]

Ampal Industries Inc.
[address, fax no.]

Argoquest Holdings LLC
[address, fax no.]

Bar Keren Tagmulim Ltd.
[address, fax no.]

Catalyst Investments L.P
[address, fax no.]

Clal Electronics Industries Ltd.
[address, fax no.]

Clal Venture Capital Fund L.P.
[address, fax no.]

Daniel Barnea
[address, fax no.]

Eventoren Investments Ltd.
[address, fax no.]

Gadish Kranot Gmulim Ltd.
[address, fax no.]

Jerusalem Global Ltd.
[address, fax no.]

Jerusalem Venture Partners L.P
[address, fax no.]

Jerusalem Venture Partners (Israel) L.P
[address, fax no.]

Katzir Kupat Tagmulim Upitzuim Ltd.
[address, fax no.]

Keren Merkazit Lepitzuyei Piturim Ltd.
[address, fax no.]

Keren Or Kupat Tagmulim Upitzuim Ltd.
[address, fax no.]

Kineret Keren Hishtalmut Ltd.
[address, fax no.]

Meir Kfir [address, fax no.]

Peles Keren Gmulim Le'atzmaim Ltd.
[address, fax no.]

Plenus Technologies Ltd.
[address, fax no.]

Poalim Ventures Ltd.
(formerly Poalim Capital Markets
Technologies Ltd.)
[address, fax no.]

Poalim Ventures I Ltd.
(formerly Poalim (S.H.) High-Tech Ltd.)
[address, fax no.]

Poalim Ventures II L.P.
(formerly Hapoalim Technology Fund L.P.)
[address, fax no.]

Tagmulim Ltd.
[address, fax no.]

The Challenge Fund - Etgar II L.P
[address, fax no.]

Vertex-Discount L.P.
[address, fax no.]

Vertex IIF L.P.
[address, fax no.]

Vertex IIF 2  L.P.
[address, fax no.]

Vertex Investment III Ltd.
[address, fax no.]

Vertex Israel II (A) Fund L.P.
[address, fax no.]

Vertex Israel II (B) Fund L.P.
[address, fax no.]

Vertex Israel II (C.I.) Executive Fund, L.P.
[address, fax no.]

Vertex Israel II (C.I.) Fund, L.P.
[address, fax no.]

Vertex Israel II Discount Fund
[address, fax no.]

Vertex-Yozma L.P
[address, fax no.]

Yeter Kranot Gmulim Ltd.
[address, fax no.]

         Total ................                      900,000             900,000
                                           =================    ================

                                                                       EXHIBIT A
                            FORM OF LOCK-UP AGREEMENT



                [Letterhead of officer, director or shareholder]



                                 POWERDSINE LTD.
                   INITIAL PUBLIC OFFERING OF ORDINARY SHARES

                                                              ____________, 2004



Citigroup Global Markets Inc.
Deutsche Bank Securities, Inc.
CIBC World Markets Corp.
Piper Jaffray & Co.
as Representatives of the several Underwriters
  c/o Citigroup Global Markets Inc.
  388 Greenwich Street
  New York, New York 10013

Ladies and Gentlemen:

              This letter is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement"), among PowerDsine Ltd., a company incorporated under the laws of the State of Israel (the "Company"), each of you as representatives of a group of Underwriters named therein, and any selling shareholders party thereto, relating to an underwritten initial public offering (the "Offering") of ordinary shares, NIS 0.01 par value per share (the "Ordinary Shares"), of the Company.

              In order to induce you and the other Underwriters to enter into the Underwriting Agreement, the undersigned will not, without the prior written consent of Citigroup Global Markets Inc., offer, sell, contract to sell, pledge or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any affiliate of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any Ordinary Shares or any securities convertible into, or exercisable or exchangeable for, Ordinary Shares, or publicly announce an intention to effect any such transaction, for a period from the date hereof until and including the date that is 180 days from the date of the Underwriting Agreement (the "Lock-up Period"), other than Ordinary Shares disposed of as bona fide gifts approved by Citigroup Global Markets Inc.

              In the event that either (x) during the last 17 days of the Lock-up Period, the Company issues an earnings release or (y) prior to the expiration of the Lock-up Period, the Company announces that it will release earnings results during the 17-day period beginning on the last day of the Lock-up Period, the Lock-up Period shall be extended until the expiration of the 17-day period beginning on the date of the earnings release.

              Notwithstanding the foregoing, the undersigned may transfer any Ordinary Shares or securities convertible into, or exchangeable or exercisable for, Ordinary Shares (1) in the case of an individual, during his or her lifetime or on death, by will or intestacy to his or her immediate family, (2) in the case of an individual, during his or her lifetime or on death, to a trust or other entity formed for tax or estate planning purposes for the direct or indirect benefit of the undersigned or the immediate family of the undersigned,
(3) as a bona fide gift to any charitable or education not-for-profit institution that qualifies under Internal Revenue Code Section 501(c)(3), or (4) if the undersigned is a partnership, limited liability company or other corporate entity, to its partners, members or shareholders, on a pro rata basis to their interests in such partnership, limited liability company or other corporate entity as part of a distribution of capital; PROVIDED, HOWEVER, that
(1) such transfer shall not involve a disposition for value, and (2) prior to any such transfer each transferee shall execute an agreement, reasonably satisfactory to Citigroup Global Markets Inc., pursuant to which each transferee shall agree to receive and hold such Ordinary Shares, or securities convertible into or exchangeable or exercisable for the Ordinary Shares, subject to the provisions hereof, and there shall be no further transfer except in accordance with the provisions hereof. For the purposes of this paragraph, "immediate family" shall mean spouse, lineal descendant, father, mother, brother or sister of the transferor. The limitations on transfers also shall not be understood to apply to the exercise of stock options granted pursuant to the Company's stock option/incentive plans.

              The agreement set forth herein shall be terminated if (1) prior to the execution of the Underwriting Agreement, the Company notifies you that it does not intend to proceed with the Offering, or (2) for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement).

                            [Continued on next page.]

              This agreement set forth herein shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflict of laws provisions.

                                                     Yours very truly,


                                                     (For individuals)


                                                     -----------------------
                                                     SIGNATURE


                                                     -----------------------
                                                     NAME


                                                     (For corporations)


                                                     CORPORATE NAME:


                                                     -----------------------


                                                     BY: ____________________
                                                       NAME:
                                                       TITLE:


                                      -3-